EXHIBIT 99.1
JOSEPH HOLSTEN TO JOIN COVANTA BOARD OF DIRECTORS
Board Size Expanded to 12 Members
FAIRFIELD, NJ, April 1, 2009 — Covanta Holding Corporation (NYSE: CVA), a world leader in the development and operation of large scale Energy-from-Waste and renewable energy projects, today announced the proposed addition to its Board of Directors of Joseph M. Holsten. If elected to the Board of Directors at the Company’s Annual Meeting of Stockholders, which will be held on May 7, 2009, the addition of Mr. Holsten will increase the size of the Covanta Board to twelve.
Mr. Holsten has served since 1998 as the Chief Executive Officer of LKQ Corporation (NASDAQ: LKQX), the largest nationwide provider of recycled and aftermarket automobile replacement products. In addition to its operations in the United States, LKQ also has operations in Canada, Mexico, Costa Rica, and Guatemala.
Prior to joining LKQ, Mr. Holsten was the Chief Operating Officer of Waste Management, Inc. and Chief Executive Officer of a subsidiary, Waste Management International plc. Mr. Holsten held a number of other positions with Waste Management and various subsidiaries during his 17 year tenure.
“We are delighted and indeed fortunate to welcome to the Covanta Board a seasoned executive such as Joe Holsten,” said Sam Zell, Covanta’s Chairman. “His breadth of experience in leadership positions at public companies, and his insights on waste and commodity markets will serve Covanta well. He will be a strong and valuable member of our team.”
About Covanta
Covanta Holding Corporation (NYSE:CVA), is an internationally recognized owner and operator of large-scale Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy’s Office of Energy Efficiency and Renewable Energy. Covanta’s 38 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. Annually, Covanta’s modern Energy-from-Waste facilities safely and securely convert approximately 16 million tons of waste into more than 8 million megawatt hours of clean renewable electricity and create 10 billion pounds of steam that are sold to a variety of industries. For more information, visit www.covantaholding.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Contacts:
Marisa F. Jacobs, Esq.
Vice President, Investor Relations and Corporate Communications
1-973-882-4196
Vera Carley
Director, Media Relations and Corporate Communications
1-973-882-2439